SCHEDULE 14C INFORMATION
             Information Statement Pursuant to Section 14(c) of the
                         Securities Exchange Act of 1934


Check the appropriate box:
[ ]  Preliminary Information Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14c-5(d)(2))
[X]  Definitive Information Statement

                            The Thorsden Group, Ltd.
     ........................................................................
                  (Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
1)   Title of each class of securities to which transaction applies:
         ............................................................
2)   Aggregate number of securities to which transaction applies:
         ............................................................
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         ............................................................
4)   Proposed maximum aggregate value of transaction:
         ............................................................
5)   Total fee paid:
         ............................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)   Amount Previously Paid:.....................................
         2)   Form, Schedule or Registration Statement No.:...............
         3)   Filing Party:...............................................
         4)   Date Filed:.................................................

                                THE THORSDEN GROUP, LTD.
                                4505 South Wasatch Blvd.
                               Salt Lake City, Utah 84124

                        NOTICE OF THE TAKING OF CORPORATE ACTION
                          WITHOUT A MEETING BY WRITTEN CONSENT

To the Shareholders:

         Notice is hereby given that, pursuant to written consent resolutions adopted by the owners of approximately fifty-five and forty-nine one hundredths percent (55.49%) of the issued and outstanding shares of Common Stock of The Thorsden Group, Ltd., a Delaware corporation (the "Company"), effective twenty
(20) days after this Notice and the attached Information Statement are mailed to all shareholders of the Company (approximately June 10, 1999), the Certificate of Incorporation of the Company will be amended to change the name of the Company from The Thorsden Group, Ltd., to Sundog Technologies Inc.

         All necessary corporate approvals in connection with the matters referred to herein have been obtained. The accompanying Information Statement is furnished to all shareholders of the Company pursuant to Section 14(c) of the Securities Exchange Act of 1934 and the rules thereunder solely for the purpose of informing shareholders of these corporate actions before they take effect.

         Pursuant to Section 228 of the Delaware General Corporation Law, shareholders of record of the Company as of April 23, 1999 (the "Record Date"), the date on which the Written Consent Resolutions were signed by shareholders owning at least a majority of the issued and outstanding shares of Common Stock of the Company, are entitled to receive this Information Statement and Notice of Shareholder Action by Written Consent.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                           By Order of the Board of Directors,


                           Martin J. Alfred, Secretary


Salt Lake City, Utah
May 21, 1999

                             THE THORSDEN GROUP, LTD.
                             4505 South Wasatch Blvd.
                            Salt Lake City, Utah 84124
                                  (801) 424-0044


                               INFORMATION STATEMENT

         This Information Statement is provided by the Board of Directors of The Thorsden Group, Ltd., a Delaware corporation (the "Company"), in connection with stockholder approval of an amendment to the Company's Certificate of Incorporation (the "Amendment") pursuant to which the Company's Board of Directors has authorized the changing of the Company's corporate name from The Thorsden Group, Ltd., to Sundog Technologies Inc. Stockholder approval of the Amendment has been obtained by receipt of written consent resolutions of the holders of a majority of the Company's issued and outstanding common stock. The complete text of the Amendment is attached hereto as Exhibit "A." A copy of the Shareholder Consent Resolutions is attached hereto as Exhibit "B."

         The foregoing action has been effected pursuant to Section 228 of the Delaware General Corporation Law, by written consent resolutions (the "Consent Resolutions") of shareholders of the Company executed by holders of an aggregate of approximately fifty-five and forty-nine one hundredths percent (55.49%) of the Company's issued and outstanding Common Stock. In accordance with regulations of the Securities and Exchange Commission (the "Commission"), the Consent Resolutions and the change to the name of the Company will be effective 20 days following the mailing of this Information Statement. The Company anticipates that the Amendment to the Company's Certificate of Incorporation will be filed with the Secretary of State of Delaware immediately thereafter.

         The Board of Directors does not intend to solicit any proxies or consents in connection with the foregoing actions.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

         The Company's principal executive offices are located at 4505 South Wasatch Blvd., Salt Lake City, Utah 84124. This Information Statement will be mailed to the Company's stockholders on or about May 21, 1999.

Voting Securities and Principal Holders Thereof

To the Company's knowledge, the following table sets forth information regarding ownership of the Company's outstanding Common Stock on April 23, 1999, together with options or warrants exercisable within the six months following April 23, 1999, by (i) beneficial owners of more than 5% of the outstanding shares of Common Stock; (ii) each director and each executive officer; and (iii) all directors and executive officers as a group. Except as otherwise indicated below and subject to applicable community property laws, each owner has sole voting and sole investment powers with respect to the stock listed. The address of each person identified below is the Company's principal office. There are no options or warrants or similar rights to acquire shares of the Company's Common Stock held by the beneficial owners listed below. As of April 23, 1999, there were 22,456,067 shares of Common Stock issued and outstanding.


Name and address of                             Shares of common stock
beneficial owner                                  beneficially owned           Percentage of Class
Martin J. Alfred, 5% Holder                      1,120,000                                      4.99%
Jeffrey Barlow, 5% Holder                        1,540,000                                      6.86%
John Blumenthal, Director                        2,940,000                                     13.09%
Timothy Kapp, Director                             980,000                                      4.36%
Stephen Russell, Director                        1,540,000                                      6.86%
David Valenti, 5% Beneficial                     1,540,000                                      6.86%
Owner
John Zollinger, Director                         2,940,000                                     13.09%
Joe Ward, Director                                  60,000*                                     0.27%
Jerral Pulley, Director                             60,000                                      0.27%
All executive officers and                       9,640,000                                     42.70%
directors as a group (7
persons)
--------------------------------------- -------------------------------------- --------------------------------------

         *        Options vesting 8/1/99


         There are no arrangements known to the Company, the operation of which may, at a subsequent date, result in a change of ownership or control of the Company.

         The corporate action changing the name of the Company was authorized by a consent resolution by the holders of approximately 55.49% percent of the issued and outstanding stock as of the Record Date. The consent resolution adopted by such holders is as follows:

                         Written Consent of Stockholders
                                        of
                            The Thorsden Group, Ltd.
                               in Lieu of Meeting

         The undersigned do hereby take the following actions and adopt the following resolutions in accordance with Section 228 (a) of the general corporation of the State of Delaware.

         WHEREAS, the Board of Directors of the Company has determined that it is in the best interest of the Company and its shareholders to amend the Certificate of Incorporation to change the name of the Company as set forth in the proposed Certificate of Amendment of Certificate of Incorporation, attached hereto as Exhibit A and incorporated herein by reference; and

         WHEREAS, the undersigned desire to approve the proposed amendment to the Certificate of Incorporation.

         NOW, THEREFORE, the undersigned shareholders of the Company hereby consent to and adopt the following resolutions:

                  RESOLVED,  that the Company's  Certificate of Incorporation be
                  amended  to  change   the  name  of  the   Company  to  Sundog
                  Technologies Inc.

                  FURTHER RESOLVED, the form of the Certificate of Amendment to the Certificate of Incorporation of the Company (the "Amendment") attached hereto as Exhibit A is hereby adopted and approved. Pursuant to the Amendment, Article "FIRST" of the Company's Certificate Of Incorporation will be amended to state the name of the Company as Sundog Technologies Inc.

                  FURTHER RESOLVED, that the actions of the officers and the Directors of the Company heretofore taken in connection with the Amendment to the Certificate of Incorporation of the Company be, and that the same hereby is, ratified and approved in all respects.

                  FURTHER RESOLVED, that the Directors of the Company be and they are hereby authorized and directed to take any such action as may be deemed necessary and advisable in order to carry out the purpose and intent of the foregoing resolutions.


         [THE FOLLOWING PAGE CONTAINS THE SIGNATURES OF THE SHAREHOLDERS.]

         IN WITNESS WHEREOF, the undersigned stockholders have caused this Consent to be executed as of the 23rd day of April, 1999.

         The undersigned understands and agrees that the foregoing consent resolutions shall not become effective until 20 days after the Company mails to all shareholders of the Company an Information Statement pursuant to the rules and regulations of the Securities and Exchange Commission.


Date:
     ---------------             ----------------------------------------------
                                 Stephen Russell


Date:
     ---------------             ----------------------------------------------
                                 John Blumenthal


Date:
     ---------------             ----------------------------------------------
                                 Marty Alfred


Date:
     ---------------             ----------------------------------------------
                                 Tim Kapp


Date:
     ---------------             ----------------------------------------------
                                 John Zollinger


Date:
     ---------------             ----------------------------------------------
                                 Jeff Barlow


Date:
     ---------------             ----------------------------------------------
                                 Bruce Baird


Date:
     ---------------             ----------------------------------------------
                                 Gary Wright

                     INCORPORATION OF DOCUMENTS BY REFERENCE

         The following sections from the Company's Annual Report on Form 10-KSB for the fiscal year ended March 31, 1998 (the "Annual Report") are hereby incorporated by reference and made a part hereof:

         1. Financial Statements of the Company included in Part II, Item 7 of the Annual Report.

         2.  Management's  Plan of  Operation,  Part  II,  Item 6 of the  Annual
Report.

         The Commission file number for the Company's documents which are incorporated by reference herein is 0-24372. All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act subsequent to the date of this Information Statement shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing thereof. Any statement contained herein shall be deemed to be modified or superseded for all purposes of this Information Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

                  By Order of the Board of Directors

                  Jerral Pulley, Chairman

Salt Lake City, Utah
May 21, 1999

                                EXHIBITS


Exhibit A:  Amendment to Certificate of Incorporation

Exhibit B:  Written Consent of Stockholders in Lieu of Meeting

EXHIBIT "A" TO INFORMATION STATEMENT

                            STATE OF DELAWARE
                       CERTIFICATE OF AMENDMENT OF
                      CERTIFICATE OF INCORPORATION

First: That at a meeting of the Board of Directors of The Thorsden Group, Ltd. (the "Corporation") resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of the Corporation, declaring said amendment to be advisable and submitting said amendment to the stockholders of the Corporation for consideration thereof.

The resolution setting forth the proposed amendment is as follows:

         Resolved, that the Certificate of Incorporation of the Corporation be amended by changing the Article thereof numbered "First" so that, as amended, said Article shall be and read as follows:

         The name of the Corporation is Sundog Technologies Inc.

Second: That thereafter, the holders of a majority of the outstanding stock of the Corporation, by written consent resolution pursuant to and in compliance with Section 228 of the General Corporation Law of the State of Delaware, approved, consented to, and adopted the amendment to the Certificate of Incorporation of the Corporation as set forth above.

Third: That the said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

Fourth: That the capital of the Corporation shall not be reduced under or by reason of said amendment.



By: /s/


NAME: Stephen Russell

EXHIBIT "B" to INFORMATION STATEMENT



                     Written Consent of Stockholders
                                    of
                        The Thorsden Group, Ltd.
                           in Lieu of Meeting

         The undersigned do hereby take the following actions and adopt the following resolutions in accordance with Section 228 (a) of the general corporation of the State of Delaware.

         WHEREAS, the Board of Directors of the Company has determined that it is in the best interest of the Company and its shareholders to amend the Certificate of Incorporation to change the name of the Company as set forth in the proposed Certificate of Amendment of Certificate of Incorporation, attached hereto as Exhibit A and incorporated herein by reference; and

         WHEREAS, the undersigned desire to approve the proposed amendment to the Certificate of Incorporation.

         NOW, THEREFORE, the undersigned shareholders of the Company hereby consent to and adopt the following resolutions:

                  RESOLVED,  that the Company's  Certificate of Incorporation be
                  amended  to  change   the  name  of  the   Company  to  Sundog
                  Technologies Inc.

                  FURTHER RESOLVED, the form of the Certificate of Amendment to the Certificate of Incorporation of the Company (the "Amendment") attached hereto as Exhibit A is hereby adopted and approved. Pursuant to the Amendment, Article "FIRST" of the Company's Certificate Of Incorporation will be amended to state the name of the Company as Sundog Technologies Inc.

                  FURTHER RESOLVED, that the actions of the officers and the Directors of the Company heretofore taken in connection with the Amendment to the Certificate of Incorporation of the Company be, and that the same hereby is, ratified and approved in all respects.

                  FURTHER RESOLVED, that the Directors of the Company be and they are hereby authorized and directed to take any such action as may be deemed necessary and advisable in order to carry out the purpose and intent of the foregoing resolutions.


        [THE FOLLOWING PAGE CONTAINS THE SIGNATURES OF THE SHAREHOLDERS.]

         IN WITNESS WHEREOF, the undersigned stockholders have caused this Consent to be executed as of the 23rd day of April, 1999.

         The undersigned understands and agrees that the foregoing consent resolutions shall not become effective until 20 days after the Company mails to all shareholders of the Company an Information Statement pursuant to the rules and regulations of the Securities and Exchange Commission.


Date:   4/23/99                                              /s/ Stephen Russell
                                                             -------------------
                                                             Stephen Russell


Date:   4/20/99                                              /s/ John Blumenthal
                                                             -------------------
                                                             John Blumenthal


Date:   4/20/99                                              /s/ Marty Alfred
                                                             -------------------
                                                             Marty Alfred


Date:   4/22/99                                              /s/ Tim Kapp
                                                             -------------------
                                                             Tim Kapp


Date:   4/21/99                                              /s/ John Zollinger
                                                             -------------------
                                                             John Zollinger


Date:   4/21/99                                              /s/ Jeff Barlow
                                                             -------------------
                                                             Jeff Barlow


Date:   4/20/99                                              /s/ Bruce Baird
                                                             -------------------
                                                             Bruce Baird


Date:   4/21/99                                              /s/ Gary Wright
                                                             -------------------
                                                             Gary Wright